Exhibit 99.1

NEWS RELEASE

RANGE RESOURCES CORPORATION ANNOUNCES RECORD DATE AND

EXPECTED MEETING DATE TIMING FOR SPECIAL STOCKHOLDER MEETING

REGARDING MERGER WITH MEMORIAL RESOURCES DEVELOPMENT CORP.

FORT WORTH, TEXAS, July 18, 2016

RANGE RESOURCES CORPORATION (NYSE: RRC) (“Range”) announced today that it has established a record date and the expected timing of its meeting date for the special meeting of its stockholders to consider and vote upon (i) the proposal (the “Range Stock Issuance Proposal”) to approve the issuance of shares of Range common stock, par value $0.01 per share, to stockholders of Memorial Resource Development Corp. (NASD: MRD) (“MRD”) in connection with the merger contemplated by the previously announced Agreement and Plan of Merger, dated as of May 15, 2016, by and among Range, MRD, and Medina Merger Sub, Inc., and (ii) a proposal to approve the adjournment of the Range special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Range special meeting to approve the Range Stock Issuance Proposal.

Only stockholders of record at the close of business on August 10, 2016, will be entitled to notice of the special meeting and to vote at the special meeting. The special meeting is presently expected to be held on September 15, 2016 at The Worthington Renaissance Hotel at 200 Main Street, Fort Worth, Texas.

RANGE is a leading independent oil and natural gas producer with operations focused in stacked-pay projects in the Appalachian Basin. Range is headquartered in Fort Worth, Texas. More information about Range can be found at www.rangeresources.com.

MRD is an independent natural gas and oil company engaged in the acquisition, exploration and development of natural gas and oil properties in North Louisiana. For more information about MRD, please visit MRD’s website at www.memorialrd.com.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving Range and MRD.

In connection with the proposed transaction, Range has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (333-211994) on June 13, 2016, as amended by Amendment No. 1 thereto as filed with the SEC on July 14, 2016, that includes a joint proxy statement of Range and MRD and also constitutes a prospectus of Range. Each of

Range and MRD also plan to file other relevant documents with the SEC regarding the proposed transactions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. The definitive joint proxy statement/prospectus(es) for Range and/or MRD will be mailed to shareholders of Range and/or MRD, as applicable.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF RANGE AND/OR MRD ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the joint proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about Range and MRD, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Range will be available free of charge on Range’s website at http://www.rangeresources.com/ under the heading “Investors” or by contacting Range’s Investor Relations Department by email at lsando@rangeresources.com, damend@rangeresources.com, mfreeman@rangeresources.com, or by phone at 817-869-4267. Copies of the documents filed with the SEC by MRD will be available free of charge on MRD’s website at http://www.memorialrd.com under the heading “Investor Relations” or by phone at 713-588-8339.

Participants in the Solicitation

Range, MRD and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of MRD is set forth in its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 1, 2016. Information about the directors and executive officers of Range is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 8, 2016. These documents can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. Investors may obtain free copies of these documents from Range or MRD using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of federal securities laws, including within the meaning of the safe harbor provisions of the Private

Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Range’s and MRD’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” ““plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction; the combined company’s plans, objectives, future opportunities for the combined company and products, future financial performance and operating results and any other statements regarding Range’s and MRD’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Range’s or MRD’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Range’s or MRD’s shareholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Range and MRD; the effects of the business combination of Range and MRD, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of Range to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; the results of any merger-related litigation, settlements and investigations; actions by third parties, including governmental agencies; changes in the demand for or price of oil and/or natural gas can be significantly impacted by weakness in the worldwide economy; consequences of audits and investigations by government agencies and legislative bodies and related publicity and potential adverse proceedings by such agencies; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to oil and natural gas exploration; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; weather-related issues; changes in capital spending by customers; delays or failures by customers to make payments owed to us; impairment of oil and natural gas properties; structural changes in the oil and natural gas industry; and maintaining a highly skilled workforce. Range’s and MRD’s respective reports on Form 10-K for the year ended December 31, 2015, Form 10-Q for the quarter ended March 31, 2016, recent Current Reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect these factors and Range’s and MRD’s respective business, results of operations and financial condition. Range and MRD undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SOURCE: Range Resources Corporation

Investor Contacts:

Laith Sando

Vice President — Investor Relations

817-869-4267

lsando@rangeresources.com

David Amend

Investor Relations Manager

817-869-4266

damend@rangeresources.com

Michael Freeman

Senior Financial Analyst

817-869-4264

mfreeman@rangeresources.com

Media Contact:

Matt Pitzarella

Director of Corporate Communications

724-873-3224

mpitzarella@rangeresources.com

www.rangeresources.com